EXHIBIT 19.13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AngloGold Ashanti plc (the “Company”) on Form 20-F for the period ending 31 December 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.    The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 15 April 2025             /s/ Alberto Calderon
                    Name: Alberto Calderon
                    Title: Chief Executive Officer

Date: 15 April 2025            /s/ Gillian Ann Doran
                    Name: Gillian Ann Doran
                    Title: Chief Financial Officer